Exhibit 10.6


                                PROMISSORY NOTE
                           (Revolving Credit Loans)

$2,000,000                                                        March 27, 1997


          FOR VALUE RECEIVED, the undersigned, THT Inc., Setterstix Corporation and Jackburn Mfg., Inc. (each being a "Borrower" and, collectively, the
                                       --------
"Borrowers"), hereby promise, jointly and severally, to pay to the order of
----------
FLEET BANK N.A. (the "Bank"), on the Revolving Credit Expiration Date, (as such
                      ----           --------------------------------
term is defined in the Credit Agreement referred to below) at the office of the Bank at 1133 Avenue of the Americas, New York, New York (or at such other place as the holder of this Note shall designate by a notice in writing to the Borrowers), the principal sum of TWO MILLION DOLLARS ($2,000,000), or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Credit Loans made by the Bank to the Borrowers pursuant to the Credit Agreement, in lawful money of the United States of America and in immediately available funds, and to pay interest on the unpaid principal balance hereof from time to time outstanding at the aforesaid office or place and at the rates and on the dates specified in the Credit Agreement.

          The Bank is hereby authorized by the Borrowers to endorse on the schedule attached to this Note (or any continuation thereof) the amount of each Revolving Credit Loan made by the Bank to the Borrowers pursuant to the Credit Agreement, the date such Revolving Credit Loan is made and the amount of each payment or prepayment of the principal of such Revolving Credit Loan received by the Bank, provided that any failure by the Bank to make any such endorsement shall not affect the obligations of the Borrowers hereunder or under the Credit Agreement in respect of such Revolving Credit Loan. Each such endorsement by the Bank shall constitute conclusive evidence of the accuracy thereof, absent manifest error.

          If any amount hereunder is payable on a day that is not a Business Day, the due date thereof shall be extended to the immediately succeeding Business Day and interest thereon shall accrue during the period of such extension at the rate provided in the Credit Agreement.

          This Note is the Revolving Credit Note referred to in the Credit Agreement dated as of March 27, 1997 (said Credit Agreement, as amended, supplemented or modified from time to time, herein called the "Credit
                                                               ------
Agreement") among the Borrowers and the Bank and evidences Revolving Credit
---------
Loans outstanding under the Credit Agreement made by the Bank to the Borrowers. This Note is subject to acceleration in accordance with the provisions of the Credit Agreement and is secured by the Security Documents and the Collateral referred to in the Credit Agreement. The Borrowers may prepay or may be required to prepay all or any part of the principal of this Note before maturity upon the terms provided in the Credit Agreement. Capitalized terms used in this Note and not defined herein have the respective meanings assigned to them in the Credit Agreement.

          This Note shall be governed by and construed in accordance with the laws of the State of New York.


                                    Very truly yours,

                                    THT INC.



                                    By: /s/ Frederick A. Rossetti
                                       ------------------------------
                                       Name:   Frederick A. Rossetti
                                       Title: President


                                    SETTERSTIX CORPORATION



                                    By: /s/ Frederick A. Rossetti
                                       ------------------------------
                                       Name:   Frederick A. Rossetti
                                       Title: Chief Executive Officer


                                    JACKBURN MFG., INC.



                                    By: /s/ Frederick A. Rossetti
                                       ------------------------------
                                       Name:   Frederick A. Rossetti
                                       Title: President

                                  Schedule to
                             Promissory Note dated
                         _________, 1997 of THT Inc.,
                Setterstix Corporation, and Jackburn Mfg., Inc.
                        (collectively, the "Borrowers")
                                            ---------


          This Note evidences Revolving Credit Loans made to the Borrowers under the within-described Credit Agreement, in the principal amounts and on the dates set forth below, and the repayments or prepayments of the principal of said Revolving Credit Loans.

              Principal    Principal
Date of       Amount of    Amount Paid    Balance       Notation
Loan          Loan         or Prepaid     Outstanding   Made By
-------       ---------    ----------     -----------   -------

--------      ----------   -------------  ------------  ------------

--------      ----------   -------------  ------------  ------------

--------      ----------   -------------  ------------  ------------

--------      ----------   -------------  ------------  ------------

--------      ----------   -------------  ------------  ------------

--------      ----------   -------------  ------------  ------------

--------      ----------   -------------  ------------  ------------

--------      ----------   -------------  ------------  ------------

--------      ----------   -------------  ------------  ------------

--------      ----------   -------------  ------------  ------------

--------      ----------   -------------  ------------  ------------

--------      ----------   -------------  ------------  ------------

--------      ----------   -------------  ------------  ------------

--------      ----------   -------------  ------------  ------------

--------      ----------   -------------  ------------  ------------

--------      ----------   -------------  ------------  ------------

--------      ----------   -------------  ------------  ------------